EXHIBIT 99.6

Plug Power Inc. is a global leader in the design, manufacturing and delivery of clean, reliable on-site energy products. The Company’s products are focused around a platform-based systems architecture, which includes proton exchange membrane (PEM) fuel cell and fuel processing technologies, from which multiple products are available or in development.

Since 2001, Plug Power has delivered more than 650 fuel cell systems worldwide. The Company’s GenCore® product is designed for backup power demands in telecommunications, broadband, utility and industrial uninterruptible power supply (UPS) applications. GenCore has been deployed with 17 telecommunications carriers and utility customers in North and South America, Europe, the United Kingdom, Japan and South Africa. In late 2005, the Company began field-testing it’s next generation continuous run product, GenSys®.

Since its inception in 1997, Plug Power has built a powerful network of strategic relationships with well-established companies, creating extended enterprise capabilities for distribution, marketing, supply chain, and technology and product development. As part of its sales and marketing strategy, the Company has forged national and international partnerships with companies that provide distribution and service to key customers in targeted geographic areas and market segments. Notable among these is Plug Power’s relationship with Tyco Electronic Power Systems, a major power equipment supplier to the telecom industry, which is providing distribution and service for the Company’s GenCore product in the United States and Canada. On the international scene, Plug Power has signed IST Holdings Ltd. (IST) as its distribution partner in South Africa, sharing a $3 million customer buy-down grant from the International Finance Corporation to install 400 fuel cell systems over the next three years. In all, the Company currently has agreements in place with four domestic distributors and 15 international distributors.

Plug Power has also cultivated important partnerships to help enhance the Company’s technology portfolio and accelerate its product development. Currently, Plug Power is in technology collaboration with Honda R&D Co., Ltd. of Japan, Vaillant GmbH, PEMEAS and Engelhard Corporation. In March 2006, Plug Power and Honda executed contracts for joint development of a fourth-generation Home Energy Station (HES) and for advanced research and development collaboration. The most recent system, HES III, was installed at Honda R&D Americas’ facility in Torrance, California in November 2005 and is currently providing, hydrogen-refueling services to fuel cell vehicles operating in Southern California.

In April 2006, Plug Power’s position as an industry leader was validated by an unprecedented investment offer of $217 million by the investors of Interros, a major Russian investment firm, and Norilsk Nickel, the world’s largest producer of nickel and palladium and a leader in hydrogen fuel cell research in Russia. The investment is expected to close in the summer of 2006, subject to certain regulatory approvals, shareholder approval and customary closing conditions. The investment would provide Plug Power with the opportunity to accelerate and expand its business strategy by strengthening its sales, marketing, research and development efforts. Moreover, the parties intend to explore collaboration opportunities among Interros, Norilsk Nickel and Plug Power, specifically focusing on the areas of technology and distribution via the extensive network of Interros and Norilsk contacts in Russia, Europe and Asia.

Leading the way towards the development of the hydrogen economy, Plug Power is a company built by passionate individuals who share a common goal to help transform the energy industry in ways that will positively impact the economy, society and the environment. The Company’s development of sustainable processes and products will help ensure the preservation of natural resources. We believe future generations will view Plug Power as a steward of the energy transformation – changing the way energy is harnessed, distributed and used.

Plug Power is a public company whose shares are traded on the NASDAQ under the stock symbol (PLUG). The Company’s headquarters are located in Latham, N.Y., with offices in Washington, D.C. and The Netherlands. Plug Power employs approximately 310 personnel.

Product Overview:

GenCore® fuel cell systems are high-performance solutions for the critical backup power needs of the telecommunications, utility and industrial uninterruptible power supply markets. The hydrogen-fueled GenCore five-kilowatt backup fuel cell system is available in seven configurations providing a high level of flexibility to meet diverse customer needs. Unlike traditional technologies, which can be unpredictable, expensive to maintain and harmful to the environment, GenCore systems deliver up to five kilowatts of reliable backup power over a wide range of operating environments—with zero emissions.

GenSys® fuel cell systems combine Plug Power’s proprietary reformer and fuel cell system technology to provide continuous power to high value off-grid applications. Currently in field trials, the 5-kilowatt power system is capable of operating on natural gas or LPG and offers the benefits of high efficiency, long life, flexible siting with quiet, low-emission operation.

Research and Development Programs:

The Home Energy Station, co-developed by Plug Power and Honda R&D Co., Ltd., is a fully integrated fuel cell demonstration system that is capable of producing electricity and heat for a home or business and hydrogen fuel for a fuel cell vehicle. Fueled by natural gas, the Home Energy Station incorporates technologies from both Plug Power and Honda.

High-temperature Fuel Cell System - Plug Power is working collaboratively with PEMEAS GmbH and Vaillant GmbH on the development of a high-temperature fuel cell system. High-temperature PEM technology offers the potential for significant improvements in system reliability, cost and performance, as well as the unique capability of providing higher-grade heat than current lower-temperature technology. Plug Power has received support from the National Institute of Standards and Technology (NIST), the New York State Energy Research and Development Authority (NYSERDA) and the Department of Energy (DOE) in advancing this technology.

www.plugpower.com NASDAQ: PLUG

Forward-Looking Statements and Important Information for Investors

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the anticipated timing of the investment described herein. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements, including, without limitation, the ability to satisfy the conditions to the consummation of the investment; the timing and content of the approvals necessary to consummate the investment; Plug Power’s ability to develop commercially viable on-site energy products; the cost and timing of developing Plug Power’s on-site energy products; market acceptance of Plug Power’s on-site energy products; Plug Power’s ability to manufacture on-site energy products on a large-scale commercial basis; competitive factors, such as price competition and competition from other traditional and alternative energy companies; the cost and availability of components and parts for Plug Power’s on-site energy products; Plug Power’s ability to establish relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; Plug Power’s ability to protect its intellectual property; Plug Power’s ability to lower the cost of its on-site energy products and demonstrate their reliability; the cost of complying with current and future governmental regulations; the impact of deregulation and restructuring of the electric utility industry on demand for Plug Power’s on-site energy products and other risks and uncertainties discussed under “Item IA—Risk Factors” in Plug Power’s annual report on Form 10-K for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission (“SEC”) on March 14, 2006, and the reports Plug Power files from time to time with the SEC. Plug Power does not intend to and undertakes no duty to update the information contained in this document.

In connection with the proposed investment in Plug Power, Plug Power intends to file relevant materials with the SEC, including a proxy statement. STOCKHOLDERS OF PLUG POWER ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PLUG POWER AND THE TRANSACTION. The proxy statement and other relevant materials (when they become available) and any other documents filed by Plug Power with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Plug Power by contacting Plug Power Investor Relations at (518) 782-7700 or making a request through the investor relations section of Plug Power’s website. Plug Power’s stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the transaction.

Plug Power and its executive officers and directors may be deemed to be participating in the solicitation of proxies from the stockholders of Plug Power in connection with the transaction. Information about the executive officers and directors of Plug Power and the number of shares of Plug Power common stock beneficially owned by such persons will be set forth in the proxy statement regarding the transaction. Stockholders may obtain additional information regarding the direct and indirect interests of Plug Power and its executive officers and directors in the transaction by reading the proxy statement regarding the transaction when it becomes available.